Exhibit 99.1

[TOYOTA LOGO]
FINANCIAL SERVICES

Presentation to Fixed Income Investors

January 2011

Disclaimer

        This presentation includes certain "forward-looking  statements" within the meaning of
        The U.S. Private Securities Litigation Reform Act of 1995.

        These statements are based on current expectations and currently available information.

        Actual  results  may differ  materially  from these  expectations  due to certain  risks, uncertainties  and other important  factors,  including the risk factors set forth in the most recent  annual and  periodic  reports of Toyota Motor  Corporation  and Toyota Motor
        Credit Corporation

        We do not undertake to update the  forward-looking  statements to reflect  actual results or changes in the factors affecting the forward-looking statements.

        This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

        This presentation is for distribution only to persons who, if in members states of the
        European Economic Area, are "qualified investors" within the meaning of Article 2(1)(e)
        of the Prospectus Directive (Directive 2003/71/EC) and who (whether in members states of the European Economic Area or not) (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) to (d) ("high net worth companies, unincorporated associations etc") of The Financial Services and Markets Act 2000 (Financial Promotion) Order 2005
        (all such persons together being referred to as "relevant persons"). This presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this presentation relates is available only to relevant persons and will be engaged in only with relevant persons.

Toyota's Global Businesses

TOYOTA

Markets vehicles in over 170
countries/regions. 53 Manufacturing
facilities in 27 countries/regions

AUTOMOTIVE       FINANCIAL SERVICES              OTHER BUSINESSES

TOYOTA           Consumer Financing              Housing

LEXUS            Dealer Support and Financing    Marine

SCION            Banking                         Telecommunications

DAIHATSU         Securities Services             New Business Enterprises

HINO             Ancillary Products and Services

TMC Consolidated Financial Results

                                                                                  Six Months
                                                 Fiscal Year Ended                  Ended
                                                     March 31,                   September 30,
            (JPY billions)                   2009               2010                 2010

            Net Revenues                 20,529.5           18,950.9                9,678.4
            Operating Income               (461.0)             147.5                  323.1
            Net Income (Loss)              (437.0)             209.4                  289.1

Sources: Toyota Motor Corporation 2010 Year-End Press Meeting and FY 2011 Second Quarter Press Meeting

TMC Consolidated Balance Sheet

                                                                       FY2010
         (JPY billions)                                        As of March 31, 2010
      --------------------------------------------------------------------------------
          Current assets                                                    13,073.6
          Noncurrent finance receivables, net                                5,630.7
          Investment and other assets                                        4,934.1
          Property, plant and equipment, net                                 6,710.9
                                                               =======================
         Total Assets                                 30,34 9.
                                                               -----------------------

           Liabilities                                                      19,418.8
           Shareholders' equity                                             10,930.4
                                                               ======================
         Total Liabilities and Shareholders' Equity                         30,349.3
                                                               -----------------------

Source: Toyota Motor Corporation FY2010 Financial Summary

TFS Group Global Presence

     33 Countries and Regions Worldwide

TOYOTA
FINANCIAL SERVICES

Toyota Motor Credit Corporation (TMCC)

                            Organizational Structure

                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

        4.0 million active finance contracts (1)

        AA (neg) /Aa2 (neg) rated captive finance company

        Credit support agreement structure with TFSC/TMC

(1) As of September 30, 2010

Credit Support Agreements

  Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     -  TFSC will own 100% of TMCC

     -  TFSC will cause TMCC to maintain a tangible net worth of at least $100,000

     -  If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

  TFSC in turn has the benefit of a credit support agreement with Toyota Motor Corporation ("TMC")

     -  Same key features as TFSC/TMCC credit support agreement

     -  TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper.

TMCC Products and Services

 -------------------------------------------------------------------------------------------
    Consumer           Dealer                Commercial               Insurance
    Finance            Finance               Finance
 -------------------------------------------------------------------------------------------
    Retail             Wholesale             Forklift                 Service Agmts
    Lease              Real Estate           Hino Medium Duty         Ext. Warranty
                       Working Capital       Class 8 Heavy Duty       Guaranteed Auto
                       Revolving Credit      Retail                   Protection
                       Lines                 Lease                    Roadside Assistance
 -------------------------------------------------------------------------------------------

TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Six Months Ended September 30, 2010
Total Financing Revenues	6,710	8,192	8,800	8,163	4,056
add: Other Income	586	686	432	680	344
less: Interest Expense and depreciation	5,335	7,450	7,132	5,587	2,719
Net Financing Revenues and Other Revenues	1,961	1,428	2,100	3,256	1,681
Net Income (Loss)	434	(223)	(623)	1,063	839

Sources: TMCC March 31, 2010 10-K and September 30, 2010 10-Q

10

TMCC Earning Asset Composition

     Managed Assets
    (USD billions)

     Mar-2007         Mar-2008          Mar-2009            Mar-2010            Sep -2010

                           Lease   Retail    Sold (ABS)      Wholesale and Other

Note: Segments may not sum to total due to rounding                                                                                                          11
Sources TMCC March 31, 2009 10-K, March 31, 2010 10-K and September 30, 2010 10-Q

Extensive Field Organization

        Decentralized dealer and field support

        Centralized servicing and collections

TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Six Months Ended September 30, 2010
Over 60 Days Delinquent (1)	0.46%	0.59%	0.68%	0.44%	0.42%
Allowance for Credit Losses (1) (2)	0.85%	0.97%	2.51%	2.31%	1.55%
Net Credit Losses (3)	0.64%	0.91%	1.37%	1.03%	0.57%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Sources: *TMCC March 31, 2009 10-K, March 31, 2010 10-K and September 30, 2010 10-Q*

13

TMCC Funding Programs

Exceptional Liquidity

      A-1+/P-1 Direct Commercial Paper Program

      Backed by USD 13 billion multi-party back-stop credit facilities
      (USD 5 billion 364-day; USD 8 billion 5-year)

      USD 5.6 billion Short-term Investment Portfolio*

      Over USD 35 billion in salable retail loan receivables

      Access to various domestic and international term markets

      Billions of additional capacity in Global Benchmark Markets

      Inter-company lending infrastructure

      Credit Support Agreements: TMCC -> TFSC -> TMC

* Average balance for three months ended September 30, 2010
Source: TMCC September 30, 2010 10-Q

TMCC Funding Program Objectives

        TMCC is committed to:

             - Maintaining funding diversity and exceptional liquidity

             - Issuing into strong demand with attractive deals

             - Identifying and developing new markets and investor relationships

             - Responding quickly to opportunities with best-in-class execution

Diversity in Debt Offerings

      TMCC Term Debt Outstanding

                                  By Deal Type

                               EMTN,
                               $5,977
                                                 Eurobonds,
                                                  $13,659
                  Other, $8,820
                                                 Uridashi, $6,370
                      Public/Private
                      ABS, $6,787
                                                 Global
                                    MTN,         MTN,
                                    $4,341       $3,750

                               units in USD millions

          By Currency
                         EUR, $8,366

                                 AUD, $4,369
USD, $25,695
                                  JPY, $4,282

                                              CHF, $3,233

                                         NZD, $1,622

                                      GBP, $1,199

                         Other, $938

           units in USD millions

As of December 31, 2010
Source: Company Reports                                                                                                                                      17

Funding Flexibility

                        Focus on More Diverse Maturities in USD Issuance(1)

                   FY '08            FY '09           FY '10          FYTD'11(2)

(1)      Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2)      As of January 15, 2011

Source: Company Reports

Key Investment Highlights

        Financial strength supported by strong credit ratings

        Transparent business model with exceptional liquidity

        Rational funding programs with long term perspective

            - Diversification in bond offerings

            - Focus on proactively meeting needs of market

            - Strong emphasis placed on flexibility and responsiveness

TOYOTA

FINANCIAL SERVICES